UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2009

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GWS Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-52504	20-2721447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 N. Greenway-Hayden Loop, Suite C4, Scottsdale AZ   85260

 (Address of Principal Executive Offices      (Zip Code)

(480) 619-4747

 (Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009 the Company filed a Form 8-K disclosing that on that date, the Board of Directors of the Company had dismissed Moore and Associates Chartered, its independent registered public account firm; and that on the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Company’s new independent registered public account firm. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10-K for the fiscal year ended October 31, 2008 a going concern qualification in the Company's audited financial statements.

During the Company’s two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered’s  satisfaction, would have caused it to make reference to the subject matter  of the disagreement in connection with its report on the Company’s  financial statements.

(b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the  interim periods preceding the engagement, the registrant has not consulted  Seale and Beers, CPAs regarding any of the matters set forth in Item  304(a)(2)(i) or (ii) of Regulation S-B. The decision to change accountants was approved by the Company’s Board of Directors (the Company currently has only two directors and therefore does not have a separate audit committee).

(c) On September 2, 2009, the Securities and Exchange Commission notified the Company that the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore and Associates Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

(d) On September 2, 2009, the Company requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. On that same date, the Company was informed by Moore and Associates, Chartered that it would not provide such a letter.

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)

Not Applicable.

b)

Not Applicable.

c)

Not Applicable.

d)

Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

GWS Technologies, Inc.

Date:	September 15, 2009	By:	/s/ RICHARD REINCKE
		Name:	Richard Reincke
		Title	President

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